Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Distributions to Shareholders                                  8
         Independent Auditors' Report                                   9
         Portfolio of Investments                                      10
         Notes to Portfolio of Investments                             15
         Statement of Assets and Liabilities                           16
         Statement of Operations                                       17
         Statements of Changes in Net Assets                           18
         Notes to Financial Statements                                 19




Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

            USAA Investment Management Company
            Attn: Report Mail
            9800 Fredericksburg Road
            San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Growth & Income Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1998, USAA. All rights reserved.







USAA Family of Funds Summary

         Fund                                             Minimum
       Type/Name                     Volatility          Investment*
       ---------                     ----------          ----------

 CAPITAL APPRECIATION
===============================================================================
 Aggressive Growth                 Very high               $3,000
 Emerging Markets(1)               Very high               $3,000
 USAA First Start Growth           Moderate to high        $3,000
 Gold(1)                           Very high               $3,000
 Growth                            Moderate to high        $3,000
 Growth & Income                   Moderate                $3,000
 International(1)                  Moderate to high        $3,000
 S&P 500 (Registered Trademark)
   Index(2)                        Moderate                $3,000
 Science & Technology(5)           Very high               $3,000
 World Growth(1)                   Moderate to high        $3,000

 ASSET ALLOCATION
===============================================================================
 Balanced Strategy(1)              Moderate                $3,000
 Cornerstone Strategy(1)           Moderate                $3,000
 Growth and Tax
  Strategy(3)                      Moderate                $3,000
 Growth Strategy(1)                Moderate to high        $3,000
 Income Strategy                   Low to moderate         $3,000

 INCOME - TAXABLE
===============================================================================
 GNMA                              Low to moderate         $3,000
 Income                            Moderate                $3,000
 Income Stock                      Moderate                $3,000
 Short-Term Bond                   Low                     $3,000

 INCOME - TAX EXEMPT
===============================================================================
 Long-Term(3)                      Moderate                $3,000
 Intermediate-Term(3)              Low to moderate         $3,000
 Short-Term(3)                     Low                     $3,000
 State Bond Income(3)**            Moderate                $3,000

 MONEY MARKET
===============================================================================
 Money Market(4)                   Very low                $3,000
 Tax Exempt
  Money Market(3),(4)              Very low                $3,000
 Treasury Money
  Market Trust(4)                  Very low                $3,000
 State Money Market(3),(4)**       Very low                $3,000

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) S&P 500 (Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. Government, and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(5) This Fund may be more volatile than a fund that diversifies across many industries.

 * The InveStart (Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

** California, Florida, New York, Texas, and Virginia funds available to residents only.

Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.









Message from the President

On June 14, 1998, my wife attended a baby shower given for her daughter, Andrea. That evening, in addition to many nice gifts, Andrea had another surprise, a new baby boy, James Kade Broyles. James was our fourth grandchild to receive an Investart(Registered Trademark) account. His account is in the USAA Growth & Income Fund. These accounts point up at this time some things I have long believed.

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the Board appears here]

Shortly after we opened James' account, the stock market began to feel the effects of long-simmering problems. There was the Asian crisis, Russia in turmoil, a worsening trade deficit, and very high stock valuations. Suddenly, the mood changed. There were several days of market drops well over 100 points on the Dow. The August 8 edition of The Economist has a picture of a bear on the cover under the caption "Grin and bear it." So, how do we feel about the four InveStart accounts? We feel just fine!

The reason is that we have a match between our objective and our risk tolerance. These accounts are aimed at events 15 to 17 years from now, college for four grandchildren. We are certain that between then and now, the market will fluctuate. I think we're better off to keep adding to the InveStart accounts, because I believe the risk and potential reward are in harmony.

Whatever your investment situation, I believe it is possible to achieve this kind of match between risk and potential reward that can help you with your investment program.

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


Past performance is no guarantee of future results.

A systematic plan, such as Investart, does not assure a profit or protect against loss in declining markets.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.









Investment Review

USAA GROWTH & INCOME FUND

OBJECTIVE: Capital growth and current income.

TYPES OF INVESTMENTS: Primarily dividend-paying common stocks.

--------------------------------------------------------------------------------
                                           7/31/97              7/31/98
--------------------------------------------------------------------------------
  Net Assets                            $825.1 Million      $1,078.6 Million
  Net Asset Value Per Share                 $18.85               $18.88
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/98
--------------------------------------------------------------------------------
      1 Year               5 Years              Since Inception on 6/1/93
       4.99%               17.72%                        16.93%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.










CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund, the Lipper Growth & Income Funds Average, and the S&P 500 Index for the period of 06/01/93 through 07/31/98. The data points from the graph are as follows:


                    USAA Growth         Lipper Growth &
                   & Income Fund      Income Funds Average      S&P 500 Index
                 -----------------   ----------------------    ----------------

06/01/93            $10,000                $10,000                 $10,000
06/30/93              9,990                 10,041                  10,029
12/31/93             10,481                 10,648                  10,526
06/30/94             10,158                 10,286                  10,170
12/31/94             10,616                 10,563                  10,664
06/30/95             12,311                 12,332                  12,817
12/31/95             13,967                 13,865                  14,667
06/30/96             15,259                 15,118                  16,146
12/31/96             17,186                 16,756                  18,032
06/30/97             20,032                 19,475                  21,746
12/31/97             21,662                 21,416                  24,046
06/30/98             23,781                 24,018                  28,307
07/31/98             22,449                 23,393                  28,008

Data since inception on 6/1/93 through 7/31/98

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund to the S&P 500 Index and the Lipper Growth & Income Funds Average. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Lipper Growth & Income Funds Average is an average of all growth & income funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Manager

INTRODUCTION
Managing the USAA Growth & Income Fund over the past year has been a frustrating experience. We have continued to follow a value-oriented strategy that focuses on appraising a stock's current value based on a variety of quantitative and qualitative measures relative to its current market price. This value strategy has resulted in a greater than market weighting in selected cyclical sectors of the economy such as basic materials (chemicals and metals), capital goods (aerospace, machinery and diversified manufacturing), and consumer cyclicals (retailing and autos). Many of the stocks in these areas, despite meeting our value criteria, have underperformed the market averages.

[Photograph of Portfolio Manager, R. David Ullom, CFA, appears here]

Since mid-April 1998 the market has favored companies whose earnings are relatively predictable, regardless of valuation. Much of the divergence in the performance between the cyclical and the more predictable stocks can be attributed to the economic crisis in Southeast Asia and Japan and the fear of a subsequent economic recession or slowdown in the U.S. economy. Also, our significant weighting in stocks of companies with market capitalizations of less than $5 billion has had a detrimental effect on the Fund's performance over the last year. Large capitalization stocks such as the largest 50 stocks in the S&P 500 Index account for the majority of the appreciation in the major indices for the fiscal year ended July 31, 1998.

PERFORMANCE
The best performing sectors for the annual period ended July 31, 1998, include financials, healthcare and technology. Within the financial area, stocks with the greatest appreciation have been the regional banks, diversified financial, and multi-line insurance companies because of their strong earnings growth. With the exception of health maintenance organizations (HMOs), most healthcare shares in the Fund have also performed well. We continue to favor the entire healthcare sector (including HMOs), given the favorable valuation levels and the aging of the U.S. population. Finally, large capitalization technology stocks have done well over the last year, primarily as a result of their favorable revenue and earnings growth.

Areas of disappointing performance include basic materials (metals and paper & forest products), capital goods (aerospace and machinery), consumer cyclicals (publishing and retailing), and energy. While we have taken steps to reduce our exposure to basic materials and energy, we continue to retain and selectively add to the consumer cyclicals area - retailing in particular. We believe the outlook for consumer spending is positive and is not reflected in the share prices of most retailers.

OUTLOOK
We have reported to you that our strategy has been to focus our efforts on determining the "intrinsic value" of a variety of companies and purchasing the shares of those companies that sell at the greatest discount to this value. To accomplish this task we undergo an analysis of facts such as earnings, assets, and dividends. Sometimes the irrational behavior of the market can be an obstacle in our analysis. We need to constantly remember that the market in general and share prices in particular are like a voting machine, where investors register their choice (buying and selling securities) partly based on reason and partly based on emotion.

Given these thoughts, you can conclude that we are currently most concerned with the level of emotions determining the valuation of many stocks. Typically, emotions result in greater volatility in market prices. At the same time the emotional responses of the market have and may continue to create attractive values. In response to these concerns, we have undertaken efforts to concentrate on larger capitalization stocks which meet our longer-term value criteria.


--------------------------------------
       TOP 10 EQUITY HOLDINGS
         (% OF NET ASSETS)
--------------------------------------
  Morgan Stanley, Dean Witter,
    Discover & Co.               2.5
  Lear                           2.3
  Pharmacia & Upjohn             2.3
  Sears, Roebuck & Co.           2.1
  American Home Products         2.0
  B.F. Goodrich                  2.0
  Avery Dennison                 1.9
  Bausch & Lomb                  1.9
  Merck & Co.                    1.9
  Sprint                         1.8
---------------------------------------


---------------------------------------
          TOP 10 INDUSTRIES
          (% OF NET ASSETS)
---------------------------------------
  Drugs                          4.2
  Finance - Diversified          3.7
  Telephones                     3.3
  Auto Parts                     3.1
  Banks - Money Center           3.1
  Chemicals - Diversified        3.0
  Telecommunications -
   Long Distance                 3.0
  Retail - General Merchandising 2.6
  Healthcare - Diversified       2.5
  Electric Utilities             2.4
---------------------------------------







PORTFOLIO INVESTMENT DIVERSIFICATION
JULY 31, 1998

A pie chart is shown here depicting the Portfolio Investment Diversification as of July 31, 1998 for the USAA Growth & Income Fund: Financial - 16.1%*; Consumer Cyclicals - 15.8%*; Capital Goods - 13.9%*; Healthcare - 10.8%*; Technology - 8.2%*; Basic Materials - 7.5%*; Consumer Staples - 6.5%*; Communication Services
- 6.3%*; Energy - 5.9%*; Utilities - 3.3%*; Transportation - 2.9%*.


* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.

See page 10 for a complest listing of the Portfolio of Investments.







Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1998. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 1999.

                  Ordinary income                     $ .3663 *
                  Long-term capital gains - 20%         .2385
                  Long-term capital gains - 28%         .2656
                                                      --------
                       Total                          $ .8704
                                                      ========

86.5% of ordinary income distributions qualify for deduction by corporations.


* Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.










Independent Auditors' Report

The Shareholders and Board or Directors

USAA GROWTH & INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Growth & Income Fund, a portfolio of USAA Mutual Fund, Inc., as of July 31, 1998 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 7 to the financial statements, for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth & Income Fund as of July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP

San Antonio, Texas
September 4, 1998









USAA GROWTH & INCOME FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998

                                                                         Market
      Number                                                             Value
   of Shares               Security                                      (000)
--------------------------------------------------------------------------------
                              COMMON STOCKS (97.2%)
              Aerospace/Defense (1.5%)
    425,000   Boeing Co.                                             $   16,495
                                                                    ------------
              Airlines (1.3%)
    190,000   AMR Corp. *                                                13,573
                                                                    ------------
              Aluminum (1.6%)
    255,000   Aluminum Co. of America                                    17,675
                                                                    ------------
              Automobiles (1.8%)
    340,000   Ford Motor Co.                                             19,359
                                                                    ------------
              Auto Parts (3.1%)
    450,000   Intermet Corp.                                              8,719
    463,500   Lear Corp. *                                               24,594
                                                                    ------------
                                                                         33,313
                                                                    ------------
              Banks - Major Regional (1.5%)
    297,000   PNC Bank Corp.                                             16,019
                                                                    ------------
              Banks - Money Center (3.1%)
    190,000   BankAmerica Corp.                                          17,053
    147,000   Bankers Trust Corp.                                        16,473
                                                                    ------------
                                                                         33,526
                                                                    ------------
              Beverages - Alcoholic (1.6%)
    340,000   Anheuser-Busch Companies, Inc.                             17,574
                                                                    ------------
              Chemicals (1.4%)
    562,700   Millennium Chemicals, Inc.                                 15,193
                                                                    ------------
              Chemicals - Diversified (3.0%)
    520,000   B.F. Goodrich Co.                                          21,092
    175,000   FMC Corp. *                                                11,200
                                                                    ------------
                                                                         32,292
                                                                    ------------
              Communication Equipment (1.7%)
    202,612   Lucent Technologies, Inc.                                  18,729
                                                                    ------------
              Computer - Hardware (0.6%)
     50,000   IBM Corp.                                                   6,625
                                                                    ------------
              Computer - Networking (1.8%)
    200,000   Cisco Systems, Inc. *                                      19,150
                                                                    ------------
              Computer Software & Service (0.5%)
     45,000   Microsoft Corp. *                                           4,947
                                                                    ------------
              Consumer Jewelry and Novelties - Miscellaneous (1.5%)
    352,500   American Greetings Corp. "A"                               16,281
                                                                    ------------
              Containers - Metals & Glass (2.2%)
     87,400   APTARGroup, Inc.                                            5,381
    413,000   Ball Corp.                                                 17,888
                                                                    ------------
                                                                         23,269
                                                                    ------------
              Drugs (4.2%)
    170,000   Merck & Co., Inc.                                          20,963
    525,000   Pharmacia & Upjohn, Inc.                                   24,872
                                                                    ------------
                                                                         45,835
                                                                    ------------
              Electric Utilities (2.4%)
    460,000   Houston Industries, Inc.                                   12,851
    435,000   Pacific Gas & Electric Co.                                 13,241
                                                                    ------------
                                                                         26,092
                                                                    ------------
              Electrical Equipment (1.9%)
    110,000   General Electric Co.                                        9,824
    266,000   Rockwell International Corp.                               10,823
                                                                    ------------
                                                                         20,647
                                                                    ------------
              Electronics - Semiconductors (1.6%)
    205,000   Intel Corp.                                                17,310
                                                                    ------------
              Engineering & Construction (1.6%)
    401,000   Fluor Corp.                                                16,867
                                                                    ------------
              Equipment - Semiconductors (1.3%)
    415,000   Applied Materials, Inc. *                                  13,903
                                                                    ------------
              Finance - Consumer (1.3%)
    182,994   Associates First Capital Corp. "A"                         14,216
                                                                    ------------
              Finance - Diversified (3.7%)
    315,000   Morgan Stanley, Dean Witter, Discover & Co.                27,425
    180,000   PMI Group, Inc.                                            12,195
                                                                    ------------
                                                                         39,620
                                                                    ------------
              Foods (1.4%)
    474,600   Ralston Purina Group                                       15,276
                                                                    ------------
              Healthcare - Diversified (2.5%)
    418,000   American Home Products Corp.                               21,527
     50,000   Bristol-Myers Squibb Co.                                    5,697
                                                                    ------------
                                                                         27,224
                                                                    ------------
              Healthcare - HMOs (2.2%)
    400,000   Humana, Inc. *                                             10,875
    191,000   Pacificare Health Systems, Inc. "A" *                      13,036
                                                                    ------------
                                                                         23,911
                                                                    ------------
              Heavy Duty Trucks & Parts (1.3%)
    285,000   Aeroquip-Vickers, Inc.                                     14,268
                                                                    ------------
              Homebuilding (0.9%)
    595,100   Walter Industries, Inc. *                                  10,117
                                                                    ------------
              Household Products (2.0%)
    409,000   Kimberly-Clark Corp.                                       18,380
     35,000   Procter & Gamble Co.                                        2,778
                                                                    ------------
                                                                         21,158
                                                                    ------------
              Insurance - Life/Health (1.2%)
    190,000   Aetna, Inc.                                                13,169
                                                                    ------------
              Insurance - Multi-Line Companies (2.0%)
    120,000   American International Group, Inc.                         18,097
     50,000   Travelers Group, Inc.                                       3,350
                                                                    ------------
                                                                         21,447
                                                                    ------------
              Insurance - Property/Casualty (2.3%)
    110,000   Allstate Corp.                                              4,668
    286,500   Everest Reinsurance Holdings, Inc.                         11,012
    330,200   Highlands Insurance Group, Inc. *                           4,788
     90,000   Travelers Property Casualty Corp.                           3,893
                                                                    ------------
                                                                         24,361
                                                                    ------------
              Leisure Time (0.9%)
    500,000   Brunswick Corp.                                             9,719
                                                                    ------------
              Machinery - Diversified (2.1%)
    313,000   Deere & Co.                                                12,579
    445,204   Flowserve Corp.                                             9,711
                                                                    ------------
                                                                         22,290
                                                                    ------------
              Manufacturing - Diversified Industries (1.4%)
    273,000   Hillenbrand Industries, Inc.                               15,271
                                                                    ------------
              Manufacturing - Specialized (1.9%)
    360,000   Avery Dennison Corp.                                       20,723
                                                                    ------------
              Medical Products & Supplies (1.9%)
    395,000   Bausch & Lomb, Inc.                                        20,194
                                                                    ------------
              Natural Gas Utilities (0.9%)
    335,000   Sonat, Inc.                                                 9,799
                                                                    ------------
              Oil - Domestic Integrated (1.9%)
    650,000   Occidental Petroleum Corp.                                 14,463
    200,000   Unocal Corp.                                                6,550
                                                                    ------------
                                                                         21,013
                                                                    ------------
              Oil - International Integrated (2.0%)
    220,000   Exxon Corp.                                                15,427
    125,000   Royal Dutch Petroleum Co.                                   6,375
                                                                    ------------
                                                                         21,802
                                                                    ------------
              Oil & Gas - Drilling/Equipment (1.0%)
    500,000   Helmerich & Payne, Inc.                                    10,250
                                                                    ------------
              Oil & Gas - Exploration & Production (1.0%)
    420,000   Apache Corp.                                               11,130
                                                                    ------------
              Paper & Forest Products (1.5%)
    392,000   Unisource Worldwide, Inc.                                   3,626
    300,000   Weyerhaeuser Co.                                           12,600
                                                                    ------------
                                                                         16,226
                                                                    ------------
              Photography - Imaging (1.3%)
    134,000   Xerox Corp.                                                14,145
                                                                    ------------
              Publishing (1.0%)
    354,800   Houghton Mifflin Co.                                       11,176
                                                                    ------------
              Railroads/Shipping (1.6%)
    580,000   Norfolk Southern Corp.                                     17,328
                                                                    ------------
              Real Estate Investment Trusts (1.0%)
    282,000   Felcor Lodging Trust, Inc.                                  7,790
     93,000   Highwoods Properties, Inc.                                  2,877
                                                                    ------------
                                                                         10,667
                                                                    ------------
              Retail - Department Stores (1.5%)
    270,000   J.C. Penney Company, Inc.                                  15,846
                                                                    ------------
              Retail - General Merchandising (2.6%)
    450,000   Sears, Roebuck & Co.                                       22,837
     80,000   Wal-Mart Stores, Inc.                                       5,050
                                                                    ------------
                                                                         27,887
                                                                    ------------
              Services - Commercial & Consumer (1.2%)
    428,900   Dun & Bradstreet Corp.                                     11,768
    428,900   R. H. Donnelley Corp.                                       1,179
                                                                    ------------
                                                                         12,947
                                                                    ------------
              Services - Data Processing (0.7%)
    250,000   First Data Corp.                                            7,234
                                                                    ------------
              Telecommunications - Long Distance (3.0%)
    215,000   AT&T Corp.                                                 13,034
    277,000   Sprint Corp.                                               19,390
                                                                    ------------
                                                                         32,424
                                                                    ------------
              Telephones (3.3%)
    413,000   Bell Atlantic Corp.                                        18,740
    300,000   GTE Corp.                                                  16,312
                                                                    ------------
                                                                         35,052
                                                                    ------------
              Tobacco (1.5%)
    210,000   Philip Morris Companies, Inc.                               9,201
    186,500   Universal Corp.                                             6,492
                                                                    ------------
                                                                         15,693
                                                                    ------------
              Total common stocks (cost: $841,990)                    1,048,257
                                                                    ------------

   Principal
    Amount
     (000)
--------------
                                SHORT-TERM (2.5%)

              Commercial Paper
  $  26,768   General Electric Capital Corp., 5.66%,
                8/03/98 (cost: $26,760)                                  26,760
                                                                    ------------
                  Total investments (cost: $868,750)                 $1,075,017
                                                                    ============









USAA GROWTH & INCOME FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1998

GENERAL NOTES
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

SPECIFIC NOTES
*  Non-income producing.


See accompanying notes to financial statements.







USAA GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1998

ASSETS
   Investments in securities, at market value
     (identified cost of $868,750)                                  $ 1,075,017
   Cash                                                                     761
   Receivables:
      Capital shares sold                                                 1,057
      Dividends                                                           1,115
      Securities sold                                                    24,491
                                                                    ------------
         Total assets                                                 1,102,441
                                                                    ------------
LIABILITIES
   Securities purchased                                                  22,176
   Capital shares redeemed                                                  836
   USAA Investment Management Company                                       581
   USAA Transfer Agency Company                                              63
   Accounts payable and accrued expenses                                    196
                                                                    ------------
         Total liabilities                                               23,852
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,078,589
                                                                    ============
REPRESENTED BY:
   Paid-in capital                                                  $   823,140
   Accumulated undistributed net investment income                          483
   Accumulated net realized gain on investments                          48,699
      Net unrealized appreciation of investments                        206,267
                                                                    ------------
            Net assets applicable to capital shares outstanding     $ 1,078,589
                                                                    ============
   Capital shares outstanding                                            57,138
                                                                    ============
   Authorized shares of $.01 par value                                  110,000
                                                                    ============
   Net asset value, redemption price, and offering price
      per share                                                     $     18.88
                                                                    ============


See accompanying notes to financial statements.











USAA GROWTH & INCOME FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1998


Net investment income:
   Income (net of foreign taxes withheld of $57):
      Dividends                                                        $ 17,546
      Interest                                                            1,566
                                                                    ------------
         Total income                                                    19,112
                                                                    ------------
   Expenses:
      Management fees                                                     5,972
      Transfer agent's fees                                               1,797
      Custodian's fees                                                      153
      Postage                                                               224
      Shareholder reporting fees                                             95
      Directors' fees                                                         4
      Registration fees                                                     158
      Professional fees                                                      39
      Other                                                                  22
                                                                    ------------
         Total expenses                                                   8,464
                                                                    ------------
            Net investment income                                        10,648
                                                                    ------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain                                                     61,498
   Change in net unrealized appreciation/depreciation                   (29,399)
                                                                    ------------
            Net realized and unrealized gain                             32,099
                                                                    ------------
Increase in net assets resulting from operations                     $   42,747
                                                                    ============

See accompanying notes to financial statements.









USAA GROWTH & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,
                                                          1998           1997
                                                      --------------------------
From operations:
   Net investment income                               $   10,648    $    8,448
   Net realized gain on investments                        61,498        21,558
   Change in net unrealized appreciation/
      depreciation of investments                         (29,399)      190,518
                                                      --------------------------
      Increase in net assets resulting
         from operations                                   42,747       220,524
                                                      --------------------------
Distributions to shareholders from:
   Net investment income                                  (10,736)       (8,309)
                                                      --------------------------
   Net realized gains                                     (31,222)      (13,135)
                                                      --------------------------
From capital share transactions:
   Proceeds from shares sold                              394,483       320,646
   Shares issued for dividends reinvested                  41,090        20,964
   Cost of shares redeemed                               (182,865)      (87,399)
                                                      --------------------------
      Increase in net assets from capital
         share transactions                               252,708       254,211
                                                      --------------------------
Net increase in net assets                                253,497       453,291
Net assets:
   Beginning of period                                    825,092       371,801
                                                      --------------------------
   End of period                                       $1,078,589    $  825,092
                                                      ==========================
Undistributed net investment income included
     in net assets:
   End of period                                       $      483    $      571
                                                      ==========================
Change in shares outstanding:
   Shares sold                                             20,627        20,226
   Shares issued for dividends reinvested                   2,240         1,432
   Shares redeemed                                         (9,507)       (5,508)
                                                      --------------------------
      Increase in shares outstanding                       13,360        16,150
                                                      ==========================


See accompanying notes to financial statements.








USAA GROWTH & INCOME FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1998


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of ten separate funds. The information presented in this annual report pertains only to the USAA Growth & Income Fund (the Fund). The Fund's investment objective is capital growth and current income. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in dividend paying equity securities.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with NationsBank of Texas, N.A. ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with NationsBank, the Fund may borrow from NationsBank an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets at NationsBank's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the year ended July 31, 1998.


(3) DISTRIBUTIONS
Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.


(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1998 were $500.0 million and $282.1 million, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 1998 was $242.6 million and $36.3 million, respectively.


(5) TRANSACTIONS WITH MANAGER
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio is carried out by USAA Investment Management Company. The Fund's management fees are computed at .60% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23.50 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 1998 was $33,000.


(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:

                                                                               Ten-month
                                                                             Period Ended
                                        Year Ended July 31,                     July 31,
                         ---------------------------------------------------------------------
                              1998          1997          1996          1995          1994
                         ---------------------------------------------------------------------
Net asset value at
   beginning of period      $   18.85     $   13.46    $   12.07      $   10.36     $   10.23
Net investment income             .21           .23          .24(a)         .24(a)        .17(a)
Net realized and
   unrealized gain                .69          5.84         1.51           1.81           .16
Distributions from net
   investment income             (.21)         (.23)        (.23)          (.23)         (.18)
Distributions of realized
   capital gains                 (.66)         (.45)        (.13)          (.11)         (.02)
                         ---------------------------------------------------------------------
Net asset value at
   end of period            $   18.88     $   18.85     $  13.46      $   12.07     $   10.36
                         =====================================================================
Total return (%) *               4.99         46.69        14.68          20.30          3.28
Net assets at end
   of period (000)          $1,078,589    $ 825,092     $371,801      $ 208,490     $ 134,622
Ratio of expenses to
   average net assets (%)         .85           .89          .95           1.01          1.12(b)
Ratio of net investment
   income to average
   net assets (%)                1.07          1.50         1.84           2.21          1.95(b)
Portfolio turnover (%)          29.38         14.67        16.13          19.45         13.90


* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a)Calculated using weighted average shares.
(b)Annualized. The ratio is not necessarily indicative of 12 months of operations.







DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J.C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas 78288

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
112 East Pecan, Suite 2400
San Antonio, Texas 78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 8:00 a.m. to 8:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

For Additional Information On Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund TouchLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777